CONSENT OF COUNSEL

We hereby consent to the use of our name as legal counsel in the Registration Statement filed on Form SB-1 pursuant to the Securities Act of 1933 (the ("Act") by AEI Environmental, Inc..

                                   NADEAU & SIMMONS, P.C.

                                   /S/ Nadeau & Simmons, P.C.
                                   By:_____________________________

                                   Providence, RI
                                   April 18, 2000